                                                                 EXHIBIT 10.15.1

Schedule of Omitted Documents in the Form of Exhibit 10.15, Including Material
Detail in Which Such Documents Differ from Exhibit 10.15

1.   Stock Option Agreement, dated as of July 29, 2004, between the Company and
     John F. McCarthy, III (20,000 shares).

2.   Stock Option Agreement, dated as of July 29, 2004, between the Company and
     John F. McCarthy, III (25,000 shares).

3.   Stock Option Agreement, dated as of July 29, 2004, between the Company and
     Robert H. Donehew (20,000 shares).

4.   Stock Option Agreement, dated as of July 29, 2004, between the Company and
     Robert H. Donehew (75,000 shares).

5.   Stock Option Agreement, dated July 29, 2004, between the Company and
     Anthony Charos (20,000 shares).

         The form of the documents listed above does not differ in material detail from the form of exhibit 10.15 except with respect to the identity of the director and the number of shares of common stock underlying the options.